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                                                                     EX-10.2


                          HARRAH'S ENTERTAINMENT, INC.


                                 April 25, 1997


[Name of Executive Officer]
Harrah's Entertainment, Inc.
1023 Cherry Road
Memphis, Tennessee 38117

         Re:      Amendment to Severance Agreement

Dear [Name]:

         This letter agreement ('this Amendment") will amend the Severance Agreement dated [Date] (the "Agreement") between you and Harrah's Entertainment, Inc.

         In consideration of the mutual covenants herein contained and for other good and valuable consideration, receipt of which is hereby acknowledged, it is agreed as follows:

         1.   Effective Date.  This Amendment is effective April 25, 1997.

         2.   Amendment of Section 3, "Termination Following Change in
Control".

              (a) Subsection (y) of the first paragraph of Section 3 is amended to read as follows:

                   "(y) by the Company other than for Cause, or"

         3. Amendment of Section 4, "Compensation Upon Termination or During Disability Following a Change in Control".

              (a)  The caption of Section 4 is amended to read as follows:

                   "Compensation Upon Termination Following a Change in
                   Control".





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              (b)  The first three lines of Section 4 ending in the word
              "benefits" is amended to read as follows:

                   "Following a Change in Control of the Company, as defined in Subsection 2(a), upon termination of your employment, you shall be entitled to the following benefits:"

              (c) The language of subsection (a) of section 4 is deleted and the word "Deleted" is inserted in lieu thereof.

              (d) Subsection (y) in subsection (c) of Section 4 is amended to read as follows:

                   "(y) by the Company other than for Cause or"

              (e) Subsection (y) in subsection (d) of Section 4 is amended to read as follows:

                   "(y) by the Company other than for Cause, or"

         4. Defined Terms. Unless otherwise defined herein, all terms used in this Amendment that are defined in the Agreement will have the meanings given to such terms in the Agreement.

         5. No Other Modifications. Except as specifically modified herein, all terms and conditions of the Agreement will remain unchanged and in full force and effect.

         If this letter sets forth our agreement on the subject matter hereof, please sign and return to the Company the enclosed copy of this letter which will then constitute our binding agreement on this subject.

                                       Very truly yours,

                                       HARRAH'S ENTERTAINMENT, INC.



                                       By:
                                            --------------------------



Agreed to:


---------------------------
[Name of Executive Officer]

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